UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 3, 2017

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

2105 North State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2017, MainSource Financial Group, Inc. (the “Company”) issued a press release regarding the retirement of William J. Goodwin, the Company’s Chief Risk Officer, effective May 3, 2017.  The Company had previously reported Mr. Goodwin’s announcement of his intention to retire in a Current Report on Form 8-k filed with the Securities and Exchange Commission on September 16, 2016.

A copy of the Company’s press release is attached to this report as Exhibit 99.1.

On May 3, 2017, the Company entered into a Retirement Agreement and General Release with Mr. Goodwin (the “Retirement Agreement”).

Pursuant to the Retirement Agreement, the Company agreed to amend Mr. Goodwin’s existing stock option agreements to provide that any unvested options will vest in accordance with the existing vesting schedule and will be exercisable through the scheduled expiration date of such options as if Mr. Goodwin had remained employed by the Company.  The Company also agreed that the 3,497 shares of unvested restricted stock previously granted to Mr. Goodwin will vest.  All unvested performance share units previously granted to Mr. Goodwin will be forfeited.

In addition, the Company agreed to pay Mr. Goodwin the unpaid portion of his short-term incentive compensation granted in February 2017, representing one-third of the incentive compensation award.  The unpaid portion will be paid in March 2018.  Mr. Goodwin’s short-term incentive compensation will remain subject to clawback as provided in the Company’s Short-Term Incentive Compensation Plan.  Finally, the Company agreed to assign to Mr. Goodwin title to the Company automobile currently used by him.  The fair value of the automobile will be deducted from Mr. Goodwin’s March 2018 short-term incentive compensation payment.

Finally, and in further consideration of the foregoing benefits, the Retirement Agreement requires Mr. Goodwin agreed to provide consulting services to the Company upon request during 2017 and 2018.

The foregoing description of the Retirement Agreement is qualified in its entirety by reference to the full text of the Retirement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-k and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Retirement Agreement and General Release between William J. Goodwin and MainSource Financial Group, Inc. dated May 3, 2017

99.1	Press Release of MainSource Financial Group, Inc. dated May 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: May 3, 2017	MAINSOURCE FINANCIAL GROUP, INC.

/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Retirement Agreement and General Release between William J. Goodwin and MainSource Financial Group, Inc. dated May 3, 2017

99.1	Press Release of MainSource Financial Group, Inc. dated May 3, 2017